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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2001


                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


                     DELAWARE                             0-27280
           -------------------------------        ------------------------
           (State or other jurisdiction of        (Commission file number)
           incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)


     208 HARBOR DRIVE, STAMFORD, CONNECTICUT             06912-0061
     ---------------------------------------             ----------
     (Address of principal executive office)             (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           NO CHANGE SINCE LAST REPORT
                           ---------------------------
         (Former name or address, if changed since last report)

                          ----------------------------


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ITEM 5. OTHER EVENTS

On March 7, 2001, the Registrant announced that (i) it will report its financial results for the fourth quarter and twelve months ended December 31, 2000 after the market close on Wednesday March 14, 2001, (ii) it will hold a conference call at 5:00 pm Eastern Standard Time on the same day to discuss its financial results, quarterly and fiscal year highlights, and current expectations regarding its future performance, and (iii) the conference call on March 14, 2001 will be accessible to the public through live Internet access in a listen-only mode, as more fully described in the Registrant's press release dated March 7, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.

99.1         Press release of META Group, Inc. dated March 7, 2001


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          META Group, Inc.

Date: March 9, 2001                       By: /s/ Dale Kutnick
                                              ------------------------------
                                              Co-Research  Director,  Chief
                                              Executive Officer and Chairman
                                              of the Board of Directors

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